Value Line Income and Growth Fund, Inc.

Supplement dated February 12, 2018 to

Prospectus dated January 1, 2018

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and any existing supplements thereto.

The following changes apply to the Value Line Income and Growth Fund, Inc. (your “Fund”) effective on or about February 12, 2018:

1.       Name Change. Your Fund has changed its name to “Value Line Capital Appreciation Fund, Inc.” The reason for this name change is to better reflect the equity allocation of your Fund and be more descriptive of its investment strategy.

2.       Investment Objective. In connection with the change in your Fund’s name, your Fund’s current investment objective of “income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return” is being amended. To implement this change, the following replaces the first sentence on pages 9 and 29 under the captions “Investment Objective”:

The Fund seeks capital appreciation and income consistent with its asset allocation. The Fund allocates its assets amongst equity securities, fixed income securities and money market instruments.

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This will not result in any change to the Fund’s strategy.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

Value Line Income and Growth Fund, Inc.

Supplement dated February 12, 2018 to

Statement of Additional Information dated January 1, 2018

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional Information and any existing supplements thereto.

The following changes apply to the Value Line Income and Growth Fund, Inc. (your “Fund”) effective on or about February 12, 2018:

1.       Name Change. Your Fund has changed its name to “Value Line Capital Appreciation Fund, Inc.” The reason for this name change is to better reflect the equity allocation of your Fund and be more descriptive of its investment strategy. This will not result in any change to the Fund’s strategy.

2.       In connection with the change, the following text will replace the first paragraph on page B-2 under the caption “DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS.”

History and Classification.

Value Line Mid Cap Focused Fund was incorporated in Delaware in 1949 and reincorporated in Maryland in 1972. In March 2015, it changed its name from “The Value Line Fund, Inc.” to “Value Line Mid Cap Focused Fund, Inc.” The Value Line Capital Appreciation Fund, Inc. was incorporated in Delaware in 1952 and reincorporated in Maryland in 1972. In December 2017, it changed its name from “Value Line Income and Growth Fund, Inc.” to “Value Line Capital Appreciation Fund, Inc.” Value Line Larger Companies Focused Fund was incorporated in Maryland in 1972. On June 1, 2006, it changed its name from “Value Line Leveraged Growth Investors, Inc.” to “Value Line Larger Companies Fund, Inc.” and in March 2015 it changed its name to “Value Line Larger Companies Focused Fund, Inc.” The Value Line Premier Growth Fund was incorporated in Delaware in 1956 and reincorporated in Maryland in 1972. On October 5, 2005, it changed its name from “The Value Line Special Situations Fund, Inc.” to “Value Line Premier Growth Fund, Inc.”

3.       Investment Objective. In connection with the change in your Fund’s name, your Fund’s current investment objective of “income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return” is being amended. This will not result in any change to the Fund’s strategy. To implement this change, the following replaces the first item on page B-8 under the caption “Non-Fundamental Policies”:

(1)	Each Fund’s investment objective is non-fundamental. Value Line Mid Cap Focused Fund’s primary investment objective is long-term growth of capital. Value Line Capital Appreciation Fund’s investment objective is capital appreciation and income consistent with its asset allocation. Value Line Larger Companies Focused Fund’s sole investment objective is to realize capital growth. Value Line Premier Growth Fund’s investment objective is long-term growth of capital.

4.       Beneficial Ownership. The following information is provided as of January 15, 2018 and replaces the table on Page B-14 with the heading “Value Line Income and Growth Fund”. No person owned of record or, to the knowledge of the Fund, beneficially 5% or more of the outstanding shares of any class of the Fund on that date, other than:

Value Line Income and Growth Fund
Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	11,951,978 Investor Class shares (approximately 30.3% of the shares outstanding) 87,071 Institutional Class shares (approximately 12.5% of the shares outstanding)
National Financial Services Co., 200 Liberty Street, New York, NY 10281	7,019,697 Investor Class shares (approximately 17.8% of the shares outstanding) 184,769 Institutional Class shares (approximately 26.5% of the shares outstanding)
Wells Fargo Clearing Services A/C 7250-8136 2801 Market Street, St. Louis, MO 63103	37,810 Institutional Class shares (approximately 5.4% of the shares outstanding)
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103	2,027,196 Investor Class shares (approximately 5.1% of the shares outstanding) 53,844 Institutional Class shares (approximately 7.7% of the shares outstanding)

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The changes to the Fund’s name and investment objective will not result in any change to its strategy.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE